                                                                    EXHIBIT 10.5


                              INVENTA CORPORATION


                             _____________________

                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

                             _____________________

                               January 19, 2000

                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
ARTICLE I Right of First Refusal on Shareholder Transfer...........................  2

     1.1  Company Right............................................................  2
     1.2  Preferred Holders' Right.................................................  2
     1.3  Failure to Exercise Rights...............................................  2
     1.4  Price....................................................................  3
     1.5  Transfer of Rights.......................................................  3
     1.6  Prohibited Transfers.....................................................  3
     1.7  Definition of "Shares"...................................................  3
     1.8  Permitted Transfers......................................................  3

ARTICLE II Right of Co-Sale on Shareholder Transfer................................  4

     2.1  Right of Co-Sale.........................................................  4
     2.2  Agreement not to Transfer................................................  4
     2.3  Definition of Shares.....................................................  4
     2.4  Permitted Transfers......................................................  4
     2.5  Prohibited Transfers.....................................................  5

 ARTICLE III Right of First Refusal on Company Issuances...........................  6

     3.1  Grant of Right...........................................................  6
     3.2  New Securities...........................................................  6
     3.3  Notice...................................................................  7
     3.4  Sale after Company Notice................................................  7
     3.5  Assignment...............................................................  8

ARTICLE IV Termination of Rights...................................................  8

ARTICLE V Specific Performance.....................................................  8

ARTICLE VI Legends.................................................................  9

ARTICLE VII Board of Directors.....................................................  9

     7.1  Board of Directors.......................................................  9
     7.2  Compensation Committee...................................................  9
     7.3  Audit Committee.......................................................... 10

ARTICLE VIII Reorganizations....................................................... 10

ARTICLE IX General Provisions...................................................... 10

     9.1  Governing Law............................................................ 10
     9.2  Entire Agreement......................................................... 10

                               TABLE OF CONTENTS
                                  (continued)

                                                                                  Page
                                                                                  ----
     9.3  Amendment................................................................ 11
     9.4  Successors............................................................... 11
     9.5  Invalidity of Provisions................................................. 11
     9.6  Notice................................................................... 11
     9.7  No Waiver................................................................ 11
     9.8  Cooperation.............................................................. 12
     9.9  Addition of Parties...................................................... 12
     9.10 Counterparts............................................................. 12

EXHIBIT A - Schedule of Purchasers
EXHIBIT B - Schedule of Holders of Series A Preferred Stock
EXHIBIT C - Schedule of Holders of Series B Preferred Stock
EXHIBIT D - Schedule of Holders of Series C Preferred Stock
EXHIBIT E - Schedule of Certain Common Stock Holders
EXHIBIT F - Form of Instrument of Accession

                              INVENTA CORPORATION

                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

     THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT is made this 19th day of January, 2000, between Inventa Corporation, a California corporation (the "Company"), the purchasers of the Company's Series D Preferred Stock (the "Purchasers") as listed on Exhibit A attached hereto, Ashok K. Santhanam
                           ---------
("Founder"), the holders of the Company's Series A Preferred Stock (the "Series A Holders") listed on Exhibit B attached hereto, the holders of the Company's
                      ---------
Series B Preferred Stock (the "Series B Holders") listed on Exhibit C attached
                                                            ---------
hereto, the holders of the Company's Series C Preferred Stock (the "Series C Holders") listed on Exhibit D attached hereto, and certain holders of the
                    ---------
Company's Common Stock (the "Common Holders") as listed on Exhibit E attached
                                                           ---------
hereto. The Purchasers, Series A Holders, Series B Holders and Series C Holders shall collectively be referred to as the "Preferred Holders". The Purchasers, the Founder, the Preferred Holders and the Common Holders shall collectively be referred to as the "Shareholders".

     WHEREAS, Founder is the beneficial owner or may be deemed to be the beneficial owner of 4,500,000 shares of the Common Stock of the Company.

     WHEREAS, the Series A Holders and the Company are parties to the Series A Preferred Stock Purchase Agreement dated July 8, 1994 (the "Series A Agreement").

     WHEREAS, the Series B Holders and the Company are parties to the Series B Preferred Stock Purchase Agreement dated February 14, 1997 (the "Series B Agreement").

     WHEREAS, the Series C Holders and the Company are parties to the Series C Preferred Stock Purchase Agreements dated May 11, 1998 and May 28, 1999 (the "Series C Agreements").

     WHEREAS, the Common Holders are the owners of 42,696 shares of the Common Stock of the Company.

     WHEREAS, the parties desire that this Agreement supersede the Restated Shareholders Agreement dated May 11, 1998 in its entirety.

     WHEREAS, the Purchasers have requested, as a condition to entering into the Series D Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series D Agreement") that the Founder and the Shareholders enter into this Agreement, and the Founder and the Shareholders, as an inducement to the Purchasers to enter into the Series D Agreement of even date herewith, are willing to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises, mutual covenants and terms hereof, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                Right of First Refusal on Shareholder Transfer
                ----------------------------------------------

     1.1  Company Right. If at any time a Shareholder desires (or is required)
          -------------
to sell or transfer in any manner any Shares (as hereinafter defined) pursuant to the terms of a bona fide offer received from a third party (a "Buyer"), the Shareholder shall submit a written offer to sell such Shares (the "Offered Shares") to the Company on terms and conditions, including price, not less favorable to the Company than those on which the Shareholder proposes to sell such Offered Shares to Buyer (the "Offer"). The Offer shall disclose the identity of the Buyer, the number of Offered Shares, the terms of the proposed sale or transfer and any other material facts relating to the sale or transfer. Within fifteen (15) days after receipt of the Offer, the Company shall give notice to the Shareholder of its intent to purchase all or some of the Offered Shares from the Shareholder on the terms and conditions set forth in the Offer.

     1.2  Preferred Holders' Right. If, for any reason whatsoever, the Company
          ------------------------
shall not exercise its right to purchase all of the Offered Shares as provided herein, the Company shall promptly provide to the Preferred Holders, written notice (the "Notice") of same (which shall include a copy of the Offer provided to the Company pursuant to Section 1.1 hereof), and then the Preferred Holders shall have the right, for a period of fifteen (15) days from the date of the Notice to purchase, on a pro rata basis, on the same terms and conditions as are set forth in the Offer, that portion of the Offered Shares which the Company shall not have agreed to purchase from the Shareholder (all such remaining Shares being referred to as the "Remaining Offered Shares"). For purposes of this Section 1.2, Preferred Holder's pro rata right shall be calculated by dividing the number of shares of Common Stock issuable upon conversion of Preferred Stock held by such Preferred Holder by the total number of shares of Common Stock issuable upon conversion of Preferred Stock held by all Preferred Holders.

     1.3  Failure to Exercise Rights. In the event that the Company and the
          --------------------------
Preferred Holders, taken together, do not purchase all of the Offered Shares pursuant to and within the time periods set forth above, any remaining Offered Shares may be sold or transferred by the Shareholder at any time within 90 days thereafter, subject to compliance with Article II. Any such sale or transfer shall be at not less than the price nor upon other terms and conditions, if any, not more favorable to the Buyer than those specified in the Offer. Any Offered Shares not sold within such 90-day period shall thereafter again be subject to the requirements of this Article I. In the event that Shares are sold or transferred to the Preferred Holders pursuant to this subsection, said Offered Shares shall no longer be subject to this Agreement.

     1.4  Price. With respect to any Shares to be transferred pursuant to
          -----
Section 1.1 hereof and as to which a price has not been set by the Shareholder under Section 1.1 hereof, the price per Share shall be a price set by the Board of Directors of the Company which will reflect the current value of the Shares in terms of present earnings and future prospects of the Company. The Company shall notify the Shareholder of the price so determined within fifteen (15) days after receipt by it of the Offer. If the Shareholder disputes the price as set by the Board of Directors by giving notice to the

Company within ten (10) days after being informed of the price, the price of the Shares shall be determined by an independent financial analyst selected by the Board of Directors of the Company, with the cost of such determination to be divided equally between the Company and the Shareholder. The Board of Directors shall select such analyst within fifteen (15) days after receipt of notice that the Shareholder is disputing the price set by the Board of Directors. If the Board is not notified of any such dispute within such ten (10) day period, the decision of the Board of Directors as to the purchase price shall be final. Any time required to determine a purchase price or to resolve a dispute shall be added to the fifteen (15) day period in which the Company may exercise its right to purchase the Offered Shares.

     1.5  Transfer of Rights. The right of the Preferred Holders to purchase
          ------------------
Offered Shares hereunder may not be assigned except to a transferee or assignee who qualifies as a partner, subsidiary or affiliate of one of the Preferred Holders, or a parent of one of the Preferred Holders, or any entity which has the same parent corporation as one of the Preferred Holders.

     1.6  Prohibited Transfers. The Shareholder shall not sell, assign,
          --------------------
transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Shares owned by him during the term of this Agreement other than in compliance with the terms of this Article I.

     1.7  Definition of "Shares". For purposes of this Article I, the term
          ---------------------
"Shares" shall mean and include all shares of capital stock of the Company owned by the Shareholder, whether presently held or hereafter acquired.

     1.8  Permitted Transfers. The right of first refusal contained in this
          -------------------
Article I shall not apply to: (a) any transfer of Shares by the Shareholder by gift or bequest or through inheritance to, or for the benefit of, any family member; (b) any transfer of Shares by the Shareholder to a trust for the benefit of any family member; (c) any sale or transfer of Shares to the Company (or any assignee of the Company) pursuant to the terms of a stock restriction or stock repurchase agreement (which provides for such sale upon the Shareholder's termination of employment); (d) any sale of Common Stock in a public offering pursuant to a registration statement filed by the Company with the Securities and Exchange Commission; (e) any pledge made pursuant to a bona fide loan transaction that creates a mere security interest; (f) any transfer of Shares by a Shareholder that is a partnership to its partners; or (g) any transfer of Shares by a Shareholder that is a trust to a successor trust or successor trustee. In the event of any transfer pursuant to (a), (b), (f) or (g), the transferee of the Shares shall hold the Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement.

                                  ARTICLE II

                   Right of Co-Sale on Shareholder Transfer
                   ----------------------------------------

     2.1  Right of Co-Sale. In the event that the Shareholder desires (or is
          ----------------
required) to sell or transfer in any manner any Shares (as hereinafter defined) pursuant to the terms of a bona fide offer received from a Buyer, and the Company and the Preferred Holders do not exercise their right of first refusal as to all of the Offered Shares as set forth in Article I hereof, each Preferred Holder shall have the right (the "Right of Co-Sale") to require, as a condition to such sale or transfer, that the Buyer purchase from each Preferred Holder at the same price per share and on the same terms and conditions as involved in such sale or disposition by the Shareholder that percentage of the Offered Shares not purchased by the Company or the Preferred Holders pursuant to Article I above, expressed by a fraction, the numerator of which is the number of shares of Preferred Stock (on an as-converted into Common Stock basis) and Common Stock held by such Preferred Holder and the denominator of which is the aggregate number of shares of Preferred Stock (on an as-converted into Common Stock basis) and Common Stock held by all Preferred Holders and the number of Shares held by the Shareholder. The Preferred Holders shall act upon the Buyer's offer to buy as soon as practicable after receipt from the Company of the Notice and in all events within fifteen (15) days after receipt of the Notice. In the event that the Preferred Holders shall elect to exercise their Right of Co-Sale, the Preferred Holders shall communicate in writing such election to the Shareholder.

     2.2  Agreement not to Transfer. The Shareholder shall not sell, assign,
          -------------------------
transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Shares (as hereinafter defined) owned by him during the term of this Agreement other than in compliance with the terms of this Article II.

     2.3  Definition of Shares. For purposes of this Article II, the term "
          --------------------
Shares" shall mean and include all shares of capital stock of the Company owned by the Shareholder, whether presently held or hereafter acquired.

     2.4  Permitted Transfers. The Right of Co-Sale contained in this Article II
          -------------------
shall not apply to: (a) any transfer of Shares by the Shareholder by gift or bequest or through inheritance to, or for the benefit of, any family member; (b) any transfer of Shares by the Shareholder to a trust for the benefit of any family member; (c) any sale or transfer of Shares to the Company pursuant to the terms of a stock restriction or stock repurchase agreement (which provides for such sale upon the Shareholder's termination of employment with the Company, if applicable); (d) any sale or transfer of Shares to the Company or the Preferred Holders pursuant to the provisions of Article I hereof; (e) any sale of Common Stock in a public offering pursuant to a registration statement filed by the Company with the Securities and Exchange Commission; (f) any pledge made pursuant to a bona fide loan transaction that creates a mere security interest;
(g) any transfer of Shares by a Shareholder that is a partnership to its partners; or (h) any transfer of Shares by a Shareholder that is a trust to a successor trust or successor trustee. In the event of any transfer pursuant to
(a), (b), (g) or (h), the transferee of the Shares shall hold the Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement.

     2.5  Prohibited Transfers.
          --------------------

          (a) In the event that the Shareholder should sell any Shares in contravention of the co-sale rights of each Preferred Holder under this Agreement (a "Prohibited Transfer"), each Preferred Holder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Shareholder shall be bound by the applicable provisions of such option.

          (b) In the event of a Prohibited Transfer, each Preferred Holder shall have the right to sell to such Shareholder the type and number of shares of Common Stock equal to the number of shares each Preferred Holder would have been entitled to transfer to the Buyer under Section 2.1 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

               (i) The price per share at which the shares are to be sold to the Shareholder shall be equal to the price per share paid by the Buyer to such Shareholder in such Prohibited Transfer. The Shareholder shall also reimburse each Preferred Holder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Preferred Holder's rights under this Article II.

               (ii) Within ninety (90) days after the date on which a Preferred Holder received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Preferred Holder shall, if exercising the option created hereby, deliver to the Shareholder the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer.

               (iii) Such Shareholder shall, upon receipt of the certificate or certificates for the shares to be sold by a Preferred Holder, pursuant to this
Section 2.5(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 2.5(b)(i), in cash or by other means acceptable to the Preferred Holder.

               (iv) Notwithstanding the foregoing, any attempt by the Shareholder to transfer Shares in violation of Article II hereof shall be voidable at the option of a majority in interest of the Preferred Holders if the Preferred Holders do not elect to exercise the put option set forth in this
Section 2.5, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Preferred Holders.

                                  ARTICLE III

                  Right of First Refusal on Company Issuances
                  -------------------------------------------

     3.1  Grant of Right. Except as set forth in Article IV, the Company hereby
          --------------
grants to each Preferred Holder who continues to hold, respectively, shares of Series A Preferred Stock purchased pursuant to the Series A Agreement, Series B Preferred Stock purchased pursuant to the Series B Agreement, Series C Preferred Stock purchased pursuant to the Series C Agreement and Series D Preferred Stock purchased pursuant to the Series D Agreement (the "Preferred Shares"), the right of first refusal to purchase all or any part of such Preferred Holder's Pro Rata Share (as hereinafter defined) of the New Securities (as defined in Section 3.2) which the Company may, from time to time, propose to sell and issue, with a right of over-subscription (as provided in Section 3.3 below). The Preferred Holders may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The "Pro Rata Share" of each Preferred

Holder, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock held by such Preferred Holder, including (i) any shares of Common Stock into which shares of Preferred Stock held by such Preferred Holder are convertible, and (ii) any shares deliverable upon the exercise of options of other rights to purchase Common Stock held by such Preferred Holder, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including (i) any shares of Common Stock into which outstanding shares of Preferred Stock are convertible and (ii) any shares deliverable upon the exercise of options or other rights to purchase Common Stock).

     3.2  New Securities. "New Securities" shall mean any capital stock of the
          --------------
Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New
                                                 --------  -------
Securities" does not include (i) the Preferred Shares or other securities issued or issuable upon conversion of the Preferred Shares ("Conversion Shares"), (ii) securities offered pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (iv) shares offered pursuant to lease financing transactions or bank or lending institution financing transactions that are approved by the Board of Directors, (v) securities issued in connection with any stock split, stock dividend or recapitalization of the Company, (vi) all securities hereafter issued or issuable to officers, directors, employees or consultants of the Company (for the primary purpose of soliciting or retaining their employment or services) pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors, (vii) securities issuable pursuant to warrants outstanding as of January 7, 2000 (the "Warrant Shares") or securities issued upon conversion of the Warrant Shares, and (viii) warrants for up to 675,000 shares to be issued to First Plaza Group Trust (or any designee thereof) ("First Plaza") upon the achievement of certain sales targets to General Motors Corporation, or any affiliate thereof, as a result of the introduction by First Plaza, and the shares issuable upon exercise thereof.

     3.3  Notice. In the event the Company proposes to undertake an issuance of
          ------
New Securities, it shall give to the Preferred Holders written notice (the "Company Notice") of its intention, describing the type of New Securities, number of shares, the price, the terms upon which the Company proposes to issue the same, and notice to the effect that each Preferred Holder must respond to such Company Notice within twenty (20) days after the date thereof. The Preferred Holders shall have twenty (20) days from the date of such Company Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Company Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than forty-five (45) days after the date of the Company Notice. The Company shall promptly, in writing, inform each Preferred Holder which elects to purchase its Pro Rata Share of the New Securities of any other Preferred Holder's failure to do so (the "Over-subscription Notice"), in which case the Preferred Holders electing to purchase their Pro Rata Share of the New Securities shall have the right to purchase their Pro Rata Share of such shares (the "Over-subscription Right") and any portion of the remainder of such shares which other Preferred Holders have elected not to purchase pursuant to the exercise of their Over-subscription Right, for the price and upon the terms specified in the Company Notice for a period of thirty (30) days after the date of the Over-subscription Notice. If a Preferred Holder elects not to exercise such right, then that portion of the shares which is not purchased may be offered to third parties on terms no less favorable to the Company for a period of one hundred twenty (120) days.

     3.4  Sale after Company Notice. In the event any Preferred Holder fails to
          -------------------------
exercise in full the right of first refusal within said twenty (20) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities respecting which such Preferred Holder's rights were not exercised, at a price and upon general terms no more favorable to the Preferred Holders thereof than specified in the Company Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Preferred Holders in the manner provided above.

     3.5  Assignment. The right of first refusal granted under this Article III
          ----------
is assignable by the Preferred Holders to any transferee of a minimum of fifty thousand (50,000) shares of Series A Preferred Stock, fifty thousand (50,000) shares of Series B Preferred Stock, fifty thousand (50,000) shares of Series C Preferred Stock, or fifty thousand (50,000) shares of Series D Preferred Stock (in each case as adjusted for any stock split, stock dividends, combinations, recapitalizations and the like with respect to such shares), as applicable, or the Common Stock into which each such series of Preferred Stock has been converted. For the purposes of satisfying the 50,000 share threshold herein, the number of shares of the Common Stock issuable upon conversion of applicable series of Preferred Stock owned by the Preferred Holders shall include the holdings of partners, subsidiaries, parents, shareholders or affiliates of the Preferred Holders (or any entities which have the same parent corporation as the Preferred Holders) and such holdings shall be aggregated together and with the holdings of the Preferred Holders with respect to the applicable series of Preferred Stock.

                                  ARTICLE IV

                             Termination of Rights
                             ---------------------

     The Right of First Refusal on Shareholder Transfer, Co-Sale Right, Right of First Refusal on Company Issuances, the right to designate members of the Board of Directors, Compensation Committee and Audit Committee and the right to direct the voting of the shares beneficially owned by the Founder created under Articles I, II, III, VII and VIII of this Agreement, respectively, shall expire upon (i) the closing of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) upon the closing of a transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) which results in (a) the holders of the outstanding voting equity securities of the Company immediately prior to such transaction or series of related transactions holding securities representing less than 50% of the voting power of the surviving entity immediately following such transaction or series of related transactions or (b) the sale or disposition by the Company of all or substantially all the Company's assets; or
(iii) with respect to the Right of First Refusal on Shareholder Transfer, the date on which less than 50% of the Preferred Stock of the Company initially issued remains outstanding (as adjusted for any stock split, stock dividends, combinations, recapitalizations and the like with respect to the shares).

                                   ARTICLE V

                             Specific Performance
                             --------------------

     The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

                                  ARTICLE VI

                                    Legends
                                    -------

     The certificates representing the Shares shall bear a legend indicating the existence of the restrictions imposed by Article I, II, III, VII and VIII of this Agreement. Nothing in this Agreement should be construed as a modification or amendment of any restrictions on transfer under applicable federal or state securities laws.

                                  ARTICLE VII

                              Board of Directors
                              ------------------

     7.1 Board of Directors. As soon as practicable after the Closing, the Board of Directors of the Company shall be comprised of seven members. The Purchasers and the Shareholders agree to cause to be elected to the Company's Board of Directors (i) one representative elected by the holders of Series A Preferred Stock, (ii) one representative elected by the holders of Series B Preferred Stock (who shall be a representative of Battery Ventures L.P.), (iii) two representatives elected by the holders of the Series C Preferred Stock (one of whom shall be a representative of the Technology Crossover Ventures entities, and one of whom shall be a representative of Boston Millennia Partners Limited Partnership), (iv) two representatives elected by the holders of Common Stock of the Company (one of whom shall be Ashok Santhanam and the other shall be reasonably approved by the holders of the Series C Preferred Stock), and (v) the Chief Executive Officer of the Company. In addition, the Board of Directors of the Company shall elect Ashok Santhanam as Chairman of the Board to serve in that capacity as long as he is a director of the Company. If any Preferred Holder named in clause (ii) or (iii) above elects not to designate a representative to the Board, such Preferred Holder shall have the right to appoint an observer who shall be entitled to attend all meetings of the Board and to consult with management. The Company shall pay the reasonable out-of-pocket expenses of non-employee members of the Company's Board of Directors in connection with attending Board of Directors meetings and will pay the reasonable out-of-pocket expenses of Board observers in connection with attending Board of Directors meetings, in accordance with the Company's standard travel policy.

     7.2  Compensation Committee. The Company shall use its best efforts and the
          ----------------------
Purchasers and Shareholders agree to cause the Board of Directors of the Company to appoint and maintain a Compensation Committee, which shall contain no more than three persons, one of whom shall be a representative of Boston Millennia Partners Limited Partnership, one of whom shall be a representative of Battery Ventures, and one of whom shall be Ashok Santhanam. The Compensation Committee shall administer the Company's stock option plans and make recommendations to the Board of Directors with respect to management compensation and terms of employment. The Board of Directors of the Company shall have the power to accept or reject any recommendation of the Compensation Committee, but shall not approve an employee's compensation in amounts which differ from the amounts recommended by the Compensation Committee.

     7.3  Audit Committee. The Company shall use its best efforts and the
          ---------------
Purchasers and Shareholders agree to cause the Board of Directors to appoint and maintain an Audit Committee, which shall include at least one representative of the Purchasers.

                                 ARTICLE VIII

                                Reorganizations
                                ---------------

          The Shareholders hereby agree that at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company, the Shareholders shall vote all shares of stock of the Company entitled to vote held by the Shareholder as directed by the holders of a majority of the outstanding shares of Common Stock and Common Stock issuable upon conversion of Preferred Stock then held by the Shareholders in connection with any reorganization of the Company pursuant to Section 1200 et. seq. of the California Corporations Code; provided, however, that this Article VIII shall not affect any rights granted to the Preferred Holders or the Purchasers pursuant to Sections 6(a) and 6(c) of the Company's Amended and Restated Articles of Incorporation. The Shareholders shall not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with the preceding sentence. In the event any Shareholder fails to vote in accordance herewith, such Shareholders shall be deemed to have irrevocably appointed such person or persons as may be designated by the Board of Directors of the Company as proxy to vote such Shareholder's stock in accordance herewith.

                                  ARTICLE IX

                              General Provisions
                              ------------------

     9.1  Governing Law. This Agreement shall be governed by the laws of the
          -------------
State of California without regard to choice of law provisions.

     9.2  Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
between the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings between them or any of them as to such subject matter.

     9.3  Amendment. Except as otherwise expressly provided herein, this
          ---------
Agreement, other than Article VII herein, may be amended only upon the written consent of the majority of the shares beneficially owned or deemed to be beneficially owned by the Founder, the majority-in-interest of the Preferred Holders, the majority-in-interest of the Common Holders, and the Company; provided, however, that Article VII herein may be amended only upon the written consent of 2/3 of (i) the shares then beneficially owned or deemed to be beneficially owned by the Founder and the shares then owned by the Common Holders, (ii) the shares then owned by the Series A Holders (iii) the shares then owned by the Series B Holders, (iv) the shares then owned by the Series C Holders and (v) the shares then owned by the Purchasers, with each voting as a separate class.

     9.4  Successors. This Agreement shall be binding upon and shall inure to
          ----------
the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors, and permitted transferees, except as may be expressly provided otherwise herein.

     9.5  Invalidity of Provisions. In the case any one or more of the
          ------------------------
provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

     9.6  Notice. Any notice, demand or request required or permitted to be
          ------
given by either the Company or the Shareholders pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth on the Exhibits to this Agreement or such other address as a party may request by notifying the other in writing.

     9.7  No Waiver. Any party's failure to enforce any provision or provisions
          ---------
of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted to the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

     9.8  Cooperation. The parties agree upon request to execute any further
          -----------
documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

     9.9   Addition of Parties. The Company agrees that until the termination of
           -------------------
this Agreement, it will cause each of the key employees of the Company who holds at least 100,000 shares of the capital stock of the Company (on an as-converted basis and as adjusted for any stock split, stock dividends, combinations, recapitalizations and the like with respect to such shares), to enter into this Agreement and thereby to be bound by the terms hereof, all by execution of an Instrument of Accession in the form attached as Exhibit E hereto. Any such person so entering into this Agreement shall be deemed to be a Shareholder for purposes of this Agreement.

     9.10  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                     <This space intentionally left blank>

     The foregoing agreement is hereby executed as of the date first above written.

"COMPANY"                           INVENTA CORPORATION
                                    a California corporation

                                    By: /s/ David A. Lavanty, President
                                       ------------------------------------
                                       David A. Lavanty, President

"FOUNDER"                           Ashok K. Santhanam and Revathi Santhanam,
                                    Trustees of the Santhanam Family Trust U/D/T dated May 23, 1997

                                    By:
                                       ____________________________________
                                       Ashok K. Santhanam, Trustee


                                    _______________________________________
                                    Revathi Santhanam

                                    Sujatha Ramkumar, Trustee of the Amarnath
                                    Santhanam 1997 Trust UTA dated May 23, 1997

                                    By:
                                       ____________________________________
                                       Sujatha Ramkumar, Trustee

                                    Sujatha Ramkumar, Trustee of the Rishikesh
                                    Santhanam 1997 Trust UTA dated May 23, 1997

                                    By:
                                       ____________________________________
                                       Sujatha Ramkumar, Trustee

"PURCHASERS"

                                    BANCBOSTON VENTURES INC.

                                    By: /s/ Maia D. Heymann
                                       ------------------------------------
                                    Name:  Maia D. Heymann
                                    Title:  Director


                                    PRIVATE EQUITY PORTFOLIO FUND II, LLC


                                    By: /s/ Glen Holland
                                       ------------------------------------
                                    Name:  Glen Holland
                                    Title:  Vice President


                                    BATTERY VENTURES III, L.P.
                                    By:  Battery Partners III, L.P.


                                    By: /s/ Todd Dagres
                                       ------------------------------------
                                    Title: Todd Dagres, General Partner


                                    BOSTON MILLENNIA PARTNERS LIMITED
                                    PARTNERSHIP
                                    By:  Glen Partners Limited Partnership
                                        Its General Partner


                                    By: /s/ Martin J.
                                       ------------------------------------
                                          General Partner

                                    /s/ Robert Ducommun
                                    ---------------------------------------
                                    Robert Ducommun

                                    PALMER G. AND CHARLES E. DUCOMMUN CHARITABLE
                                    ANNUITY TRUST U/D/T


                                    By: /s/ Robert Ducommun
                                       ------------------------------------
                                          Robert Ducommun, Trustee


                                    ESSEX PRIVATE PLACEMENT FUND II, LIMITED
                                    PARTNERSHIP
                                    By:  Essex Investment Mgt. Company LLC
                                        Its General Partner


                                    By: /s/ [ILLEGIBLE]^^
                                       ------------------------------------
                                    Title: Principal
                                          ---------------------------------

                                    THE CHASE MANHATTAN BANK, AS TRUSTEE FOR
                                    FIRST PLAZA GROUP TRUST


                                    By: /s/ John F. Weeda
                                       ------------------------------------
                                    Title: Vice President
                                          ---------------------------------


                                    TCV II (Q), L.P.
                                    a Delaware Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    TCV II Strategic Partners, L.P.
                                    a Delaware Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  General Partner

                                    By:  /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    TCV II, V.O.F.
                                    a Netherlands Antilles General Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  Investment General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    Technology Crossover Ventures II, C.V.
                                    a Netherlands Antilles Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  Investment General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    Technology Crossover Ventures II, L.P.
                                    a Delaware Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

"OTHER SHAREHOLDERS"

                                    BATTERY VENTURES III, L.P.
                                    By:  Battery Partners III, L.P.

                                    By: /s/ Todd Dagres
                                       ------------------------------------
                                    Name: Todd Dagres
                                    Title: General Partner

                                    BATTERY VENTURES L.P.

                                    By: /s/ Todd Dagres
                                       ------------------------------------
                                    Name: Todd Dagres
                                    Title: General Partner

                                    BOSTON MILLENNIA PARTNERS LIMITED
                                    PARTNERSHIP
                                    By: Martin L. Hermon, General Partner

                                    BOSTON MILLENNIA PARTNERS LIMITED
                                    PARTNERSHIP
                                    By:   Glen Partners Limited Partnership,
                                       its General Partner

                                    By: /s/ Martin L. Hermon
                                       ------------------------------------
                                       General Partner


                                    _______________________________________
                                    Stephen T. Barry


                                    _______________________________________
                                    A. Dana Callow, Jr.


                                    _______________________________________
                                    Harry A. Caunter


                                    _______________________________________
                                    Electra D. DePeyster

                                    _______________________________________
                                    Christian Dubiel

                                    /s/ Robert Ducommun
                                    ---------------------------------------
                                    Robert Ducommun

                                    Palmer G. and Charles E. Ducommun
                                    Charitable Annuity Trust, u/d/t

                                    By: /s/ Robert Ducommun
                                       ------------------------------------
                                       Robert Ducommun, Trustee


                                    _______________________________________
                                    Maya S. Hattangady


                                    _______________________________________
                                    Martin J. Hernon


                                    _______________________________________
                                    Ebenezer James


                                    _______________________________________
                                    Robert W. Jevon


                                    _______________________________________
                                    Ashwin Kedia


                                    _______________________________________
                                    B. Nagaraja Kini


                                    _______________________________________
                                    Muralidharam Manickam


                                    _______________________________________
                                    Srikantan Moorthy

                                    _______________________________________
                                    Siby Nidhiry


                                    _______________________________________
                                    Frank P. Pinto


                                    _______________________________________
                                    Janice Porter


                                    _______________________________________
                                    Andrew Potter


                                    _______________________________________
                                    Suresh Shanmugham


                                    _______________________________________
                                    Santhanam C. Shekar


                                    _______________________________________
                                    Ramesh Sivakaminathan


                                    TCV II (Q), L.P.
                                    a Delaware Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    TCV II Strategic Partners, L.P.
                                    a Delaware Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    TCV II, V.O.F.
                                    a Netherlands Antilles General Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  Investment General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    Technology Crossover Ventures II, C.V.
                                    a Netherlands Antilles Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  Investment General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer

                                    Technology Crossover Ventures II, L.P.
                                    a Delaware Limited Partnership
                                    By:  Technology Crossover Management II,
                                    L.L.C.,
                                    Its:  General Partner

                                    By: /s/ Robert C. Bensky
                                       ------------------------------------
                                       Name: Robert C. Bensky
                                       Title: Chief Financial Officer